Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 2,844	$ 3,036
Debt issue costs—Revolving Facility	6,257	5,202
Other	5,463	5,004
Total other long-term assets	$ 14,564	$ 13,242